UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2015

Tenax Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34600	26-2593535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE Copley Parkway, Suite 490
Morrisville, NC 27560
(Address of principal executive offices) (Zip Code)

919-855-2100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 9, 2015, the Board of Directors of Tenax Therapeutics, Inc. (the “Company”) approved a change in the Company’s fiscal year to a fiscal year beginning on January 1 and ending on December 31 of each year, such change beginning as of January 1, 2016. The Company’s next Annual Report on Form 10-K will be for the fiscal year ending April 30, 2015. In accordance with certain rules promulgated under the Securities Exchange Act of 1934, as amended, the Company will file a Transition Report on Form 10-K with the Securities and Exchange Commission for the eight-month period ending December 31, 2015.

Item 8.01    Other Events.

On April 15, 2015, the Company issued a press release regarding the change in fiscal year and provided a general corporate update.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release dated April 15, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tenax Therapeutics, Inc.

Date: April 15, 2015	By:	/s/ John Kelley
John Kelley
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press Release dated April 15, 2015